Exhibit 99.1

TopBuild Reports Third Quarter 2025 Results;

Raises Guidance to Include Recent Acquisitions

Delivers third quarter sales of $1.4 billion and adjusted EBITDA margin of 19.8%

Raises 2025 outlook to $5.35 to $5.45 billion in sales and $1.01 to $1.06 billion in adjusted EBITDA, to include contribution from SPI and four recent acquisitions

DAYTONA BEACH, Fla. – November 4 , 2025 — TopBuild Corp. (NYSE:BLD), a leading installer of insulation and commercial roofing and a specialty distributor of insulation and related building products to the construction industry in the United States and Canada, today reported results for the third quarter ended September 30, 2025.

Robert Buck, President and CEO of TopBuild, said, “Third quarter results were in line with expectations. Sales totaled $1.4 billion in the third quarter, up 1.4% including acquisitions, as our Installation Services segment sales grew 0.2% and Specialty Distribution sales improved 1.4%. Our team’s efforts to drive productivity and operational excellence are reflected in the continued strength of our profitability.

Mr. Buck continued, “We have accomplished a lot recently, including acquiring Progressive Roofing in July and SPI in October. On a year-to-date basis, we’ve completed acquisitions that total approximately $1.2 billion in annual revenue. These acquisitions have strengthened our insulation businesses, established a new platform for growth in commercial roofing, and further expanded our non-cyclical revenue profile. We are raising our 2025 outlook to incorporate SPI and our four recent acquisitions.

“We remain confident in the long-term fundamentals for our business and are firmly committed to delivering shareholder value. Although weak consumer confidence and economic uncertainty are weighing on demand for residential new construction in the near term, the strength in commercial and industrial is very encouraging, and we are well-positioned to capture opportunities in these important and growing end markets,” Mr. Buck concluded.

NYSE:BLD	November 4, 2025	topbuild.com

Financial Highlights

(comparisons are to the periods ended September 30, 2024)

Three Months Ended September 30, 2025
	Reported		Adjusted
($ in thousands)	2025	2024	2025	2024
Sales	$1,393,158	$1,373,268	$1,393,158	$1,373,268
Gross Profit	$418,920	$421,813	$419,023	$421,813
Gross Margin	30.1%	30.7%	30.1%	30.7%
SG&A	$203,910	$177,820	$190,069	$175,888
SG&A as % of Sales	14.6%	12.9%	13.6%	12.8%
Operating Profit	$215,010	$243,993	$228,954	$245,925
Operating Margin	15.4%	17.8%	16.4%	17.9%
Net Income	$142,226	$168,960	$151,293	$170,075
Net Income per diluted share	$5.04	$5.65	$5.36	$5.68
EBITDA			$275,609	$285,057
EBITDA Margin			19.8%	20.8%

Nine Months Ended September 30, 2025
	Reported		Adjusted
($ in thousands)	2025	2024	2025	2024
Sales	$3,923,839	$4,017,597	$3,923,839	$4,017,597
Gross Profit	$1,164,435	$1,232,885	$1,176,941	$1,232,885
Gross Margin	29.7%	30.7%	30.0%	30.7%
SG&A	$552,149	$563,992	$533,191	$534,497
SG&A as % of Sales	14.1%	14.0%	13.6%	13.3%
Operating Profit	$612,286	$668,893	$643,750	$698,388
Operating Margin	15.6%	16.6%	16.4%	17.4%
Net Income	$417,213	$472,064	$437,735	$493,997
Net Income per diluted share	$14.56	$15.19	$15.28	$15.89
EBITDA			$771,669	$816,570
EBITDA Margin			19.7%	20.3%

NYSE:BLD	November 4, 2025	topbuild.com

Sales Drivers

(comparisons are to the periods ended September 30, 2024)

	Three Months Ended September 30, 2025
	Installation Services	Specialty Distribution	TopBuild, net of eliminations
Sales (in millions)	$858	$609	$1,393
Sales Drivers
Volume	(10.4%)	(2.1%)	(6.7%)
Price	(0.5%)	1.2%	0.3%
M&A	11.0%	2.3%	7.9%
Total Sales Change	0.2%	1.4%	1.4%

	Nine Months Ended September 30, 2025
	Installation Services	Specialty Distribution	TopBuild, net of eliminations
Sales (in millions)	$2,384	$1,768	$3,924
Sales Drivers
Volume	(10.2%)	(2.1%)	(7.3%)
Price	0.5%	1.1%	0.8%
M&A	4.8%	2.7%	4.2%
Total Sales Change	(4.9%)	1.7%	(2.3%)

Segment Profitability

(comparisons are to the periods ended September 30, 2024)

	Three Months Ended September 30, 2025		Nine Months Ended September 30, 2025
($ in thousands)	Installation Services	Specialty Distribution	Installation Services	Specialty Distribution
Operating Profit	$166,762	$87,114	$451,819	$243,655
Change	(3.2%)	(8.2%)	(9.6%)	(7.0%)
Operating Margin	19.4%	14.3%	18.9%	13.8%
Adj. Operating Profit	$167,065	$87,456	$459,646	$250,849
Change	(3.0%)	(8.0%)	(8.1%)	(4.0%)
Adj. Operating Margin	19.5%	14.4%	19.3%	14.2%
Adj. EBITDA	$193,060	$102,976	$524,678	$297,289
Change	0.9%	(6.9%)	(5.8%)	(3.3%)
Adj. EBITDA Margin	22.5%	16.9%	22.0%	16.8%

Capital Allocation

2025 Acquisitions

TopBuild continues to prioritize acquisitions for capital allocation and as of September 30, 2025, spent approximately $851.2 million on acquisitions year-to-date.

In the fourth quarter, the Company completed the acquisitions of Specialty Products and Insulation (SPI), Diamond Door Products, and Performance Insulation Fabricators. The acquisition of L&L Insulation is expected to close in November. Following this, the Company will have spent approximately $1.08 billion for acquisitions in the fourth quarter.

NYSE:BLD	November 4, 2025	topbuild.com

2025 Acquisitions

Company	Annual Revenue ($ in millions)	Month Closed
Seal-Rite Insulation (I)	15.2	April
Progressive Roofing (I)	438.0	July
Insulation Fabrics (D)	6.1	September
Specialty Products and Insulation (D)	698.8	October
Diamond Door Products (D)	30.4	October
Performance Insulation Fabricators (D)	8.9	October
L&L Insulation (I)	7.2	November[1]
Total	$1,204.6

I = Installation Services, D = Specialty Distribution

1 Expected Closing

Share Repurchases

During the third quarter, TopBuild repurchased 177,983 shares totaling $65.5 million. On a year-to-date basis, the Company bought back 1,326,666 shares for $417.1 million. The remaining availability for share repurchases at the end of the third quarter totaled $770.9 million.

2025 Outlook1

TopBuild updated its full year outlook to include the contribution of its recent acquisitions: Insulation Fabrics, SPI, Diamond Door Products, Performance Insulation Fabricators, and L&L Insulation. The guidance does not contemplate additional transactions that it expects to complete during the remainder of the year.

($ in millions)
	Low	Mid	High
Sales	$5,350	$5,400	$5,450
EBITDA, as adjusted	1,010	1,035	1,060
Depreciation and amortization	171	169	166
Share-based compensation	19	19	18
EBIT, as adjusted	820	848	876
Interest expense and other, net	91	90	88
Adjusted profit before tax	729	758	788
Adjusted income tax expense	190	197	205
Income, as adjusted	$539	$561	$583

1 This outlook reflects management’s current view of present and future market conditions and is based on assumptions such as housing starts, economic conditions, and interest rates. These targets do not include any effects related to potential acquisitions or divestitures that may occur after the date of this press release. A reconciliation of non-GAAP targets to corresponding GAAP measures is not available on a forward-looking basis without unreasonable effort due to the uncertainty regarding, and the potential variability of, the costs and expenses that may be incurred in the future and therefore cannot be reasonably predicted. The effect of these excluded items may be significant. Factors that could cause actual long-term results to differ materially from TopBuild’s current expectations are discussed below and detailed in the Company’s most recent Annual Report on Form 10-K and subsequent SEC reports.

Conference Call

A conference call to discuss the third quarter 2025 financial results is scheduled for today, Tuesday, November 4th, at 9:00 a.m. Eastern Time. The call can be accessed by dialing (877) 407-9037.  A simultaneous webcast of the call, along with management’s formal remarks and a presentation, will be available on the Company’s website at www.topbuild.com shortly before the call begins.

NYSE:BLD	November 4, 2025	topbuild.com

About TopBuild

TopBuild Corp., headquartered in Daytona Beach, Florida, is a leading installer of insulation and commercial roofing and is also a specialty distributor of insulation and related building products to the construction industry in the United States and Canada. We provide insulation and commercial roofing installation services nationwide through our Installation Services segment which has over 200 branches located across the United States. We distribute building and mechanical insulation, insulation accessories, and other building products for the residential, commercial, and industrial end markets through our Specialty Distribution business. Our Specialty Distribution network encompasses more than 250 branches across the United States and Canada. To learn more about TopBuild please visit our website at www.topbuild.com.

Use of Non-GAAP Financial Measures

Adjusted EBITDA, incremental EBITDA margin, adjusted EBITDA margin, the “adjusted” financial measures presented above, and figures presented on a “same branch basis” are not calculated in accordance with U.S. generally accepted accounting principles (“GAAP”).  The Company believes that these non-GAAP financial measures, which are used in managing the business, may provide users of this financial information with additional meaningful comparisons between current results and results in prior periods. We define same branch sales as sales from branches in operation for at least 12 full calendar months.  Such non-GAAP financial measures are reconciled to their closest GAAP financial measures in tables contained in this press release.  Non-GAAP financial measures should be viewed in addition to, and not as an alternative for, the Company’s reported results under GAAP.  Additional information may be found in the Company’s filings with the Securities and Exchange Commission which are available on TopBuild’s website under “SEC Filings” at www.topbuild.com.

Safe Harbor Statement

This press release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act. These forward-looking statements may address, among other things, our expected financial and operational results, the related assumptions underlying our expected results, and our plan to repurchase our common stock under stock repurchase transactions. These forward-looking statements can be identified by words such as “will,” “would,” “anticipate,” “expect,” “believe,” “designed,” “plan,” “may,” “project,” “estimate” or “intend,” the negative of these terms, and similar references to future periods.  These views involve risks and uncertainties that are difficult to predict and, accordingly, our actual results may differ materially from the results discussed in our forward-looking statements. Our forward-looking statements contained herein speak only as of the date of this press release. Factors or events that we cannot predict, including those described in the risk factors contained in our filings with the Securities and Exchange Commission, may cause our actual results to differ from those expressed in forward-looking statements. Although TopBuild believes the expectations reflected in such forward-looking statements are based on reasonable assumptions, the Company can give no assurance that its expectations will be achieved and it undertakes no obligation to update any forward-looking statements as a result of new information, future events, or otherwise, except as required by applicable law.

Investor Relations and Media Contact

PI Aquino

pi.aquino@topbuild.com
386-763-8801

(tables follow)

NYSE:BLD	November 4, 2025	topbuild.com

TopBuild Corp.

Condensed Consolidated Statements of Operations (Unaudited)

(in thousands, except share and per common share amounts)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2025	2024	2025	2024
Net sales	$1,393,158	$1,373,268	$3,923,839	$4,017,597
Cost of sales	974,238	951,455	2,759,404	2,784,712
Gross profit	418,920	421,813	1,164,435	1,232,885

Selling, general, and administrative expense	203,910	177,820	552,149	563,992
Operating profit	215,010	243,993	612,286	668,893

Other income (expense), net:
Interest expense	(28,415)	(18,449)	(65,561)	(55,811)
Other, net	3,911	2,355	13,345	24,987
Other expense, net	(24,504)	(16,094)	(52,216)	(30,824)
Income before income taxes	190,506	227,899	560,070	638,069

Income tax expense	(48,280)	(58,939)	(142,857)	(166,005)
Net income	$142,226	$168,960	$417,213	$472,064

Net income per common share:
Basic	$5.08	$5.68	$14.65	$15.28
Diluted	$5.04	$5.65	$14.56	$15.19

Weighted average shares outstanding:
Basic	28,019,746	29,751,713	28,469,514	30,901,788
Diluted	28,204,354	29,925,400	28,653,031	31,083,857

NYSE:BLD	November 4, 2025	topbuild.com

TopBuild Corp.

Condensed Consolidated Statements of Comprehensive Income (Unaudited)

(in thousands)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2025	2024	2025	2024
Net income	$142,226	$168,960	$417,213	$472,064
Other comprehensive (loss) income:
Foreign currency translation adjustment	(3,880)	2,463	6,217	(3,464)
Comprehensive income	$138,346	$171,423	$423,430	$468,600

NYSE:BLD	November 4, 2025	topbuild.com

TopBuild Corp.

Condensed Consolidated Balance Sheets and Other Financial Data (Unaudited)

(dollars in thousands)

	As of
	September 30, 2025	December 31, 2024
ASSETS
Current assets:
Cash and cash equivalents	$1,142,403	$400,318
Receivables, net of an allowance for credit losses of $28,119 at September 30, 2025, and $18,541 at December 31, 2024	874,308	751,612
Inventories	385,642	406,662
Prepaid expenses and other current assets	44,563	40,382
Total current assets	2,446,916	1,598,974

Right of use assets	200,870	189,146
Property and equipment, net	271,765	266,992
Goodwill	2,573,475	2,112,259
Other intangible assets, net	907,395	557,689
Other assets	9,879	10,366
Total assets	$6,410,300	$4,735,426

LIABILITIES
Current liabilities:
Accounts payable	$463,798	$456,446
Current portion of long-term debt	62,500	48,750
Accrued liabilities	242,931	191,786
Short-term operating lease liabilities	68,762	68,713
Short-term finance lease liabilities	4,713	1,487
Total current liabilities	842,704	767,182

Long-term debt	2,798,678	1,327,159
Deferred tax liabilities, net	331,425	240,343
Long-term portion of insurance reserves	58,120	57,700
Long-term operating lease liabilities	147,272	129,360
Long-term finance lease liabilities	6,510	2,618
Other liabilities	2,343	1,446
Total liabilities	4,187,052	2,525,808

EQUITY	2,223,248	2,209,618
Total liabilities and equity	$6,410,300	$4,735,426

	As of September 30,
	2025	2024
Other Financial Data
Receivables, net plus inventories less accounts payable	$796,152	$758,506
Net sales, acquisition adjusted †	$5,597,753	$5,366,716
Receivables, net plus inventories less accounts payable as a percent of sales (TTM) †	14.2%	14.1%

† Trailing 12 months sales have been adjusted for the pro forma effect of acquired branches

NYSE:BLD	November 4, 2025	topbuild.com

TopBuild Corp.
Condensed Consolidated Statements of Cash Flows (Unaudited)
(in thousands)

	Nine Months Ended September 30,
	2025	2024
Cash Flows Provided by (Used in) Operating Activities:
Net income	$417,213	$472,064
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	114,018	104,777
Share-based compensation	14,121	13,405
Loss on sale of assets	927	672
Amortization of debt issuance costs	2,438	2,161
Provision for bad debt expense	12,769	13,730
Provision for inventory obsolescence	6,714	6,713
Impairment losses	9,442	—
Deferred income taxes, net	(1,989)	(622)
Change in certain assets and liabilities, net of effects of businesses acquired:
Receivables, net	(10,648)	(30,294)
Inventories	23,495	(30,916)
Prepaid expenses and other current assets	(2,407)	(6,849)
Accounts payable	(14,783)	(17,441)
Accrued liabilities	12,369	(15,695)
Other, net	(4,091)	(1,907)
Net cash provided by operating activities	579,588	509,798

Cash Flows Provided by (Used in) Investing Activities:
Purchases of property and equipment	(42,064)	(56,794)
Acquisition of businesses, net of cash acquired	(851,181)	(88,460)
Proceeds from sale of assets	982	2,336
Net cash used in investing activities	(892,263)	(142,918)

Cash Flows Provided by (Used in) Financing Activities:
Proceeds from issuance of long-term debt	2,000,000	—
Repayment of long-term debt	(500,000)	(35,651)
Excise taxes paid on share repurchases	(9,444)	—
Payment of debt issuance costs	(17,395)	—
Taxes withheld and paid on employees' equity awards	(5,374)	(6,088)
Exercise of stock options	2,771	3,224
Repurchase of shares of common stock	(417,148)	(919,186)
Net cash provided by (used in) financing activities	1,053,410	(957,701)
Impact of exchange rate changes on cash	1,350	(402)
Net increase (decrease) in cash and cash equivalents	742,085	(591,223)
Cash and cash equivalents - Beginning of period	400,318	848,565
Cash and cash equivalents - End of period	$1,142,403	$257,342

Supplemental disclosure of noncash activities:
Leased assets obtained in exchange for new operating lease liabilities	$58,662	$35,718
Leased assets obtained in exchange for new finance lease liabilities	465	—
Accruals for property and equipment	1,713	227
Excise taxes capitalized to treasury stock	4,171	9,342

NYSE:BLD	November 4, 2025	topbuild.com

TopBuild Corp.

Segment Data (Unaudited)

(dollars in thousands)

	Three Months Ended September 30,			Nine Months Ended September 30,
	2025	2024	Change	2025	2024	Change
Installation Services
Sales	$858,264	$856,350	0.2%	$2,384,475	$2,506,076	(4.9)%

Operating profit, as reported	$166,762	$172,243		$451,819	$499,717
Operating margin, as reported	19.4%	20.1%		18.9%	19.9%

Rationalization charges	(125)	−		7,223	−
Acquisition related costs	428	31		604	364
Operating profit, as adjusted	$167,065	$172,274		$459,646	$500,081
Operating margin, as adjusted	19.5%	20.1%		19.3%	20.0%

Share-based compensation	310	71		933	719
Depreciation and amortization	25,685	19,037		64,099	56,016
EBITDA, as adjusted	$193,060	$191,382	0.9%	$524,678	$556,816	(5.8)%
EBITDA margin, as adjusted	22.5%	22.3%		22.0%	22.2%

Specialty Distribution
Sales	$608,892	$600,387	1.4%	$1,767,879	$1,739,007	1.7%

Operating profit, as reported	$87,114	$94,911		$243,655	$261,862
Operating margin, as reported	14.3%	15.8%		13.8%	15.1%

Rationalization charges	342	194		7,143	(556)
Acquisition related costs	−	4		51	14
Operating profit, as adjusted	$87,456	$95,109		$250,849	$261,320
Operating margin, as adjusted	14.4%	15.8%		14.2%	15.0%

Share-based compensation	398	374		1,282	1,187
Depreciation and amortization	15,122	15,117		45,158	45,000
EBITDA, as adjusted	$102,976	$110,600	(6.9)%	$297,289	$307,507	(3.3)%
EBITDA margin, as adjusted	16.9%	18.4%		16.8%	17.7%

NYSE:BLD	November 4, 2025	topbuild.com

TopBuild Corp.

Adjusted EBITDA (Unaudited)

(dollars in thousands)

	Three Months Ended September 30,			Nine Months Ended September 30,
	2025	2024	Change	2025	2024	Change
Total net sales
Sales before eliminations	$1,467,156	$1,456,737		$4,152,354	$4,245,083
Intercompany eliminations	(73,998)	(83,469)		(228,515)	(227,486)
Net sales after eliminations	$1,393,158	$1,373,268	1.4%	$3,923,839	$4,017,597	(2.3)%

Operating profit, as reported - segments	$253,876	$267,154		$695,474	$761,579
General corporate expense, net	(24,152)	(9,685)		(42,914)	(55,610)
Intercompany eliminations	(14,714)	(13,476)		(40,274)	(37,076)
Operating profit, as reported	$215,010	$243,993		$612,286	$668,893
Operating margin, as reported	15.4%	17.8%		15.6%	16.6%

Rationalization charges	218	485		14,556	(7)
Refinancing costs	-	-		226	-
Acquisition related costs †	13,726	1,447		16,682	6,502
Acquisition termination fee	-	-		-	23,000
Operating profit, as adjusted	$228,954	$245,925		$643,750	$698,388
Operating margin, as adjusted	16.4%	17.9%		16.4%	17.4%

Share-based compensation	4,314	3,646		14,121	13,405
Depreciation and amortization	42,341	35,486		113,798	104,777
EBITDA, as adjusted	$275,609	$285,057	(3.3)%	$771,669	$816,570	(5.5)%
EBITDA margin, as adjusted	19.8%	20.8%		19.7%	20.3%

Sales change period over period	19,890			(93,758)
EBITDA, as adjusted, change period over period	(9,448)			(44,901)
Decremental EBITDA, as adjusted, as a percentage of change in sales	NM			(47.9)%

† Acquisition related costs include corporate level adjustments as well as segment operating adjustments.

NM Not meaningful

NYSE:BLD	November 4, 2025	topbuild.com

TopBuild Corp.

Same Branch and Acquisition Metrics (Unaudited)

(dollars in thousands)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2025	2024	2025	2024
Net sales
Same branch:
Installation Services	$763,729	$856,350	$2,263,271	$2,506,076
Specialty Distribution	594,921	600,387	1,721,789	1,739,007
Eliminations	(73,998)	(83,469)	(228,515)	(227,486)
Total same branch	$1,284,652	$1,373,268	$3,756,545	$4,017,597

Acquisitions (a):
Installation Services	$94,535	$-	$121,204	$-
Specialty Distribution	13,971	-	46,090	-
Total acquisitions	108,506	-	167,294	-
Total net sales	$1,393,158	$1,373,268	$3,923,839	$4,017,597

EBITDA, as adjusted
Same branch	$256,601	$285,057	$742,460	$816,570
Acquisitions (a)	19,008	-	29,209	-
Total	$275,609	$285,057	$771,669	$816,570

EBITDA, as adjusted, as a percentage of sales
Same branch (b)	20.0%		19.8%
Acquisitions (c)	17.5%		17.5%
Total (d)	19.8%	20.8%	19.7%	20.3%

As Adjusted (Decremental)/Incremental EBITDA, as a percentage of change in sales
Same branch (e)	(32.1)%		(28.4)%
Acquisitions (c)	17.5%		17.5%
Total (f)	NM		(47.9)%

(a) Represents current year impact of acquisitions in their first twelve months

(b) Same branch metric, as adjusted, as a percentage of same branch sales

(c) Acquired metric, as adjusted, as a percentage of acquired sales

(d) Total EBITDA, as adjusted, as a percentage of total sales

(e) Change in same branch EBITDA, as adjusted, as a percentage of change in same branch sales

(f) Change in total EBITDA, as adjusted, as a percentage of change in total sales

NM Not meaningful

NYSE:BLD	November 4, 2025	topbuild.com

TopBuild Corp.

Same Branch Revenue by Line of Business (Unaudited)

(dollars in thousands)

	Three Months Ended September 30,			Nine Months Ended September 30,
	2025	2024	Change	2025	2024	Change
Residential:
Same branch (a)	$800,987	$890,356	(10.0)%	$2,356,843	$2,609,299	(9.7)%
Acquisitions	3,157	—		26,553	—
Total Residential sales	804,144	890,356	(9.7)%	2,383,396	2,609,299	(8.7)%

Commercial/Industrial:
Same branch (a)	$483,669	$482,912	0.2%	$1,399,706	$1,408,298	(0.6)%
Acquisitions	105,345	—		140,737	—
Total Commercial/Industrial sales	589,014	482,912	22.0%	1,540,443	1,408,298	9.4%
Total net sales	$1,393,158	$1,373,268	1.4%	$3,923,839	$4,017,597	(2.3)%

(a) Represents current year impact of acquisitions in their first twelve months

NYSE:BLD	November 4, 2025	topbuild.com

TopBuild Corp.

Non-GAAP Reconciliations (Unaudited)

(in thousands, except share and per common share amounts)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2025	2024	2025	2024
Gross Profit Reconciliation

Net sales	$1,393,158	$1,373,268	$3,923,839	$4,017,597

Gross profit, as reported	$418,920	$421,813	$1,164,435	$1,232,885

Rationalization charges	103	-	12,506	-
Gross profit, as adjusted	$419,023	$421,813	$1,176,941	$1,232,885

Gross margin, as reported	30.1%	30.7%	29.7%	30.7%
Gross margin, as adjusted	30.1%	30.7%	30.0%	30.7%

Selling, General and Administrative Expense Reconciliation

Selling, general, and administrative expense, as reported	$203,910	$177,820	$552,149	$563,992

Rationalization charges	115	485	2,050	(7)
Refinancing costs	-	-	226	-
Acquisition related costs	13,726	1,447	16,682	6,502
Acquisition termination fee	-	-	-	23,000
Selling, general, and administrative expense, as adjusted	$190,069	$175,888	$533,191	$534,497

Operating Profit Reconciliation

Operating profit, as reported	$215,010	$243,993	$612,286	$668,893

Rationalization charges	218	485	14,556	(7)
Refinancing costs	-	-	226	-
Acquisition related costs	13,726	1,447	16,682	6,502
Acquisition termination fee	-	-	-	23,000
Operating profit, as adjusted	$228,954	$245,925	$643,750	$698,388

Operating margin, as reported	15.4%	17.8%	15.6%	16.6%
Operating margin, as adjusted	16.4%	17.9%	16.4%	17.4%

Income Per Common Share Reconciliation

Income before income taxes, as reported	$190,506	$227,899	$560,070	$638,069

Rationalization charges	218	485	14,556	(7)
Refinancing costs	-	-	226	-
Acquisition related costs	13,726	1,447	16,682	6,502
Acquisition termination fee	-	-	-	23,000
Income before income taxes, as adjusted	204,450	229,831	591,534	667,564

Tax rate at 26.0%	(53,157)	(59,756)	(153,799)	(173,567)
Income, as adjusted	$151,293	$170,075	$437,735	$493,997

Income per common share, as adjusted	$5.36	$5.68	$15.28	$15.89

Weighted average diluted common shares outstanding	28,204,354	29,925,400	28,653,031	31,083,857

NYSE:BLD	November 4, 2025	topbuild.com

TopBuild Corp.

Reconciliation of Adjusted EBITDA to Net Income (Unaudited)

(in thousands)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2025	2024	2025	2024
Net income, as reported	$142,226	$168,960	$417,213	$472,064
Adjustments to arrive at EBITDA, as adjusted:
Interest expense and other, net	24,504	16,094	52,216	30,824
Income tax expense	48,280	58,939	142,857	166,005
Depreciation and amortization	42,341	35,486	113,798	104,777
Share-based compensation	4,314	3,646	14,121	13,405
Rationalization charges	218	485	14,556	(7)
Refinancing costs	-	-	226	-
Acquisition related costs	13,726	1,447	16,682	6,502
Acquisition termination fee	-	-	-	23,000
EBITDA, as adjusted	$275,609	$285,057	$771,669	$816,570

NYSE:BLD	November 4, 2025	topbuild.com

TopBuild Corp.

Acquisition Adjusted Net Sales (Unaudited)

(in thousands)

	2024	2025			Trailing Twelve Months Ended
	Q4	Q1	Q2	Q3	September 30, 2025
Net sales	$1,312,206	$1,233,278	$1,297,403	$1,393,158	$5,236,045
Acquisitions proforma adjustment †	115,966	114,778	115,841	15,123	361,708
Net sales, acquisition adjusted	$1,428,172	$1,348,056	$1,413,244	$1,408,281	$5,597,753

† Trailing 12 months sales have been adjusted for the pro forma effect of acquired branches

NYSE:BLD	November 4, 2025	topbuild.com

TopBuild Corp.

2025 Estimated Guidance Ranges (Unaudited)
(in millions)

	Twelve Months Ending December 31, 2025
	Low	Mid	High
Estimated net income	$497.0	$519.9	$542.0
Adjustments to arrive at estimated adjusted measures:
Interest expense and other, net	91.0	89.5	88.0
Income tax expense	175.0	182.6	191.0
Rationalization charges	15.0	15.0	15.0
Acquisition related costs	42.0	41.0	40.0
Estimated EBIT, as adjusted	820.0	848.0	876.0
Share-based compensation	19.0	18.5	18.0
Depreciation and amortization	171.0	168.5	166.0
Estimated EBITDA, as adjusted	$1,010.0	$1,035.0	$1,060.0

	Twelve Months Ending December 31, 2025
	Low	Mid	High
Estimated net income	$497.0	$519.9	$542.0
Adjustments to arrive at estimated income, as adjusted:
Rationalization charges	15.0	15.0	15.0
Acquisition related costs	42.0	41.0	40.0
Normalized income tax impact of rationalization charges and acquisition related costs (26%)	(14.8)	(14.6)	(14.3)
Estimated income, as adjusted	$539.2	$561.3	$582.7

NYSE:BLD	November 4, 2025	topbuild.com